EXHIBIT 99.1

Destination XL Group and FullBeauty Brands to Combine
in Merger of Equals, Creating a Scaled, Category-Defining Retailer for Inclusive Apparel

Creating One of the Largest Omni-Channel Retailers Across the Full Inclusive Sizing Market, with Approximately $1.2 Billion of Combined Annual Net Sales

Poised to Capture Accelerated Growth Opportunities in an Underserved, Fragmented Market

Expect $25 Million in Annual Run-Rate Cost Synergies Significantly Actioned Within the First 12 Months of Closing, with Meaningful Commercial Synergy Upside

Enhancing Financial Position and Free Cash Flow Generation, While Exercising Disciplined Capital Allocation to Drive Future Growth and Shareholder Returns

Companies to Host a Joint Investor Conference Call at 5:00 PM U.S. Eastern Time

Canton, MA and New York, NY – December 11, 2025 – Destination XL Group, Inc. (“DXL”) (NASDAQ: DXLG), the leading integrated commerce retailer of Big + Tall men’s clothing and footwear, and FBB Holdings I, Inc. (“FullBeauty”), a first mover in inclusive sizing for both women and men and proudly inclusive since 1901, today announced that they have entered into a definitive agreement to combine in a merger of equals and create a scaled, category-defining retailer for inclusive apparel.

The combined company will unite complementary brands, channels, and capabilities to better serve plus-size women and Big + Tall men as a larger, stronger and more flexible public company positioned for long-term growth. Together, DXL and FullBeauty will be a leader in inclusive sizing apparel with one of the industry’s broadest and most diverse portfolios – spanning value to premium across lifestyles and occasions. By leveraging complementary strengths across gender, product and channel, the combined company will be positioned to accelerate growth, improve operational efficiency and deliver an enhanced customer experience through a comprehensive, innovative multi-channel strategy. The combined company will reflect a direct-to-consumer mix at 73% of total sales, with bricks-and-mortar at 27% of total sales.

The companies delivered combined net sales of approximately $1.2 billion for the last twelve months ending October 2025. Assuming no pro forma adjustments, Adjusted EBITDA (a non-GAAP measure) was approximately $45 million. Including $25 million in expected annual run-rate cost synergies, the combined company would have generated approximately $70 million of LTM Adjusted EBITDA.

Following the completion of the all-stock transaction, FullBeauty and DXL shareholders will own 55% and 45% of the combined company, respectively.

“We are excited about what this transaction means for our associates, customers and shareholders,” said Harvey Kanter, President and CEO of DXL. “Together with FullBeauty, we will be better able to serve our customers across the plus-size and Big + Tall apparel market, providing them more brands, more styles and more options whether they shop in stores or online through our powerful omni-channel platform. Our shareholders will benefit from the upside potential of our large, combined company as we capture growth opportunities, leverage our Fit expertise, execute on cost synergies and use our enhanced financial position to invest in our business. We look forward to working with FullBeauty and joining our teams to deliver on the promise of this combination.”

“By uniting DXL and FullBeauty we are creating a leader in a fragmented market that will define the next decade of inclusive fashion,” said Jim Fogarty, CEO of FullBeauty and incoming CEO of the combined company. “Together we will be a powerful engine for innovation — combining data science, digital scale, proprietary fit technology and differentiated store expertise. With our shared values and mission, incredible portfolio of brands, complementary capabilities, enhanced financial profile, proven record of successful brand integrations and the scale of a larger public company, we expect to deliver sustainable growth, stronger margins and long-term shareholder value — while expanding choice for customers in an apparel category that has historically lacked options.”

Lionel Conacher, Chairman of the current Board of DXL, said, “Following a comprehensive review of this transaction, the Board determined that this combination has the potential to create significant value for and is the best path forward for DXL shareholders. We look forward to working together to guide the combined company to even greater success as one organization.”

Steve Tesoriere, portfolio manager of funds managed by Oaktree Capital Management, L.P. and Director of FullBeauty added, “As the largest individual owner of FullBeauty, we look forward to participating in the significant upside potential this transaction creates. Pro forma for cost synergies, we expect the combined company will generate solid free cash flow and generate very attractive shareholder returns. We are excited for the opportunity for value creation ahead as FullBeauty and DXL join forces to create a leader in inclusive apparel to pursue the vast and growing market opportunity.”

Compelling Strategic and Financial Benefits

The combined company is expected to be well-positioned to set a new standard in size-inclusive fashion. Together, the companies expect to deliver significant benefits to customers and shareholders:

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Creates a scaled, category-defining size-inclusive brand portfolio in North America.
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FullBeauty’s portfolio of distinctive women’s inclusive size brands, along with its Big + Tall KingSize brand, joins DXL’s Big + Tall specialty to create a powerful portfolio of women’s inclusive sizes and unmatched strength in Men’s Big + Tall.
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The transaction results in one of the largest players by sales and store count in the inclusive sizing clothing sector, even before commercial synergies and future M&A transactions.
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The combined company only captures a portion of a largely untapped market, highlighting significant growth opportunities ahead.

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Builds a powerful omni-channel and data-driven platform.
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Combines FullBeauty’s data-driven direct-to-consumer and digital marketing capabilities with DXL’s Big + Tall store leadership and national-brand partnerships.
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The combined company will have a leading direct-to-consumer presence with approximately 34 million households in its combined customer database and 296 stores.
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With more first-party data and advanced analytics, the combined company will be positioned to provide more personalized marketing, make better inventory decisions and generate higher customer lifetime value.

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Leverages each company’s strengths to accelerate growth.

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Under one umbrella, the combined company will have deep pure-play expertise across gender, assortment, brands, lifestyle and distribution channels to offer wide product variety at scale.
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The combined company will be poised to drive incremental revenue and capture profitability upside over time from cross-brand and cross-channel traffic, leveraging FullBeauty’s digital mall capabilities, marketplace infrastructure, print marketing and private label credit expertise with DXL’s existing store base, national brand and fit expertise. The combined company expects to have growth opportunities through disciplined new store openings and by pursuing alternate channels of distribution.
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In addition, DXL and FullBeauty’s shared focus on fit, flexibility and ongoing customer support positions the combined company to meet new and existing customers at every stage of their weight-fluctuation journey – including those using GLP-1 medications – through offerings such as DXL’s FiTMAP® and FullBeauty’s free exchange program.

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Captures significant synergy opportunities.
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The transaction is expected to generate $25 million in annual run-rate cost synergies by 2027 primarily through cost-of-goods optimization, organizational efficiencies, reduced overhead expenses and other cost-saving measures. The combined company intends to begin capturing these synergies promptly after closing the transaction, with a significant portion to be actioned within the first 12 months.
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With a unified sourcing strategy, the merged company will be able to leverage greater scale advantages in product development while maintaining agility to pivot sourcing operations to mitigate tariff exposure.

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Enhances scale, profitability and financial flexibility.
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With increased financial strength and flexibility, an enhanced free cash flow profile, efficiencies captured through synergies and disciplined capital allocation, the combined company will be poised to reinvest in growth initiatives, drive profitability while reducing leverage and deliver sustainable long-term value for shareholders.

Leadership, Governance and Structure

The combined company will be led by a proven management team that reflects the strengths and capabilities of both organizations. Following the closing of the merger, Jim Fogarty, current CEO of FullBeauty, will serve as Chief Executive Officer of the combined company and Peter Stratton, current CFO of DXL, will serve as Chief Financial Officer. Headquarters will remain in Canton, MA, and the combined company is expected to maintain a significant presence in New York City, Indianapolis and El Paso.

The combined company’s Board will comprise 9 directors — 4 appointed by FullBeauty, 4 by DXL and 1 independent director to be mutually agreed upon by the go-forward directors prior to closing.

Under the terms of the merger agreement, FullBeauty will merge with a newly formed subsidiary of DXL, with DXL remaining the publicly traded entity under the ticker symbol DXLG. In addition, at closing, certain of FullBeauty’s equity and debt holders will complete a committed subscription of $92 million, through the sale of common stock in exchange for a combination of new equity and outstanding debt equitization, resulting in a term loan outstanding at closing of approximately $172 million, with a maturity of August 2029.

Approvals and Voting Support

The transaction has been unanimously approved by the Boards of Directors of both companies, and is expected to close in the first half of fiscal year 2026, subject to customary closing conditions and approval by DXL shareholders.

DXL has entered into voting support agreements with one of its largest shareholders, Fund 1 Investments LLC, and with each member of DXL’s Board of Directors, under which the parties agree to vote all their respective shares of DXL in favor of the transaction, which represents in total approximately 19.4% percent of the existing voting shares of DXL.

FullBeauty common shareholders have consented to the merger transaction. In addition, the company’s largest shareholders and sponsors have entered lock-up agreements in support of the transaction.

Third Quarter Fiscal 2025 Results

In a separate press release issued today, DXL announced its Third Quarter Fiscal 2025 financial results. To access the earnings release, please visit (https://investor.dxl.com).

Joint Conference Call and Webcast Information

DXL and FullBeauty will hold a joint conference call today at 5:00 PM ET to discuss the proposed combination and DXL’s earnings.

Conference Call

To participate in the conference call, please pre-register at:

https://register-conf.media-server.com/register/BI179eabc9adaa4a199a67a98e41c452cd

Upon registering, you will receive a dial-in number and unique PIN.

Webcast

To listen to the webcast, please join and register at:
https://edge.media-server.com/mmc/p/d66e7hkn

A replay of the event will be available at the above webcast link or in the "Events" section of DXL’s website at https://investor.dxl.com.

Advisors

Guggenheim Securities, LLC is acting as financial advisor to DXL, Greenberg Traurig, LLP is acting as its legal advisor and Joele Frank, Wilkinson Brimmer Katcher is serving as its strategic communications advisor.

Rothschild & Co is acting as financial advisor to FullBeauty and Cleary Gottlieb Steen & Hamilton LLP is acting as its legal advisor.

About Destination XL Group, Inc.

Destination XL Group, Inc. is the leading retailer of Men’s Big + Tall apparel that provides the Big + Tall man the freedom to choose his own style. Subsidiaries of Destination XL Group, Inc. operate DXL Big +

Tall retail and outlet stores and Casual Male XL retail and outlet stores throughout the United States, and an e-commerce website, DXL.COM, and mobile app, which offer a multi-channel solution similar to the DXL store experience with the most extensive selection of online products available anywhere for Big + Tall men. The Company is headquartered in Canton, Massachusetts, and its common stock is listed on the Nasdaq Global Market under the symbol "DXLG." For more information, please visit the Company's investor relations website: https://investor.dxl.com.

About FULLBEAUTY Brands, Inc.

FULLBEAUTY Brands, Inc. is the industry leader in extended sizes and a pioneer in size inclusive fashions for plus-size women and big & tall men seeking fashion inspiration, style advice, and clothing tailored to their individual needs. Beginning in 1901 with a mission to serve the plus sized customer, the company’s mission continues over 120 years later. The FULLBEAUTY family of premier fashion brands includes OneStopPlus®, the world’s first and largest online shopping destination for plus-size women, Catherines®, WomanWithin®, Jessica London®, Roaman’s®, SwimsuitsForAll®, Ellos®, Active For All®, Shoes For All®, Intimates For All®, KingSize®, Brylane Home®, June & Vie™, Eloquii®, CUUP®, Dia Shop™, Dia & Co®, Avenue®, Joe Browns®, FullBeauty® and FullBeauty Outlet®, collectively offering more than 100 individual brands.

Non-GAAP Measures

In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release contains the presentation of Adjusted EBITDA, a non-GAAP financial measure. The presentation of this non-GAAP measure is not in accordance with GAAP and should not be considered superior to, or as a substitute for, net income (loss) or any other measure of performance derived in accordance with GAAP. In addition, not all companies calculate Adjusted EBITDA in the same manner and, accordingly, the non-GAAP measures presented in this release may not be comparable to similar Adjusted EBITDA measures used by other companies.

As reported in this press release, Adjusted EBITDA was calculated for both DXL and FullBeauty as earnings for the last twelve months ended November 1, 2025 for DXL and October 25, 2025 for FullBeauty, before interest, taxes, depreciation, and amortization, and adjusted for certain non-recurring items. Each of DXL and FullBeauty makes adjustments in its calculation of Adjusted EBITDA. Specifically, Adjusted EBITDA for DXL reflects adjustments for the impairment of assets and the accrual for estimated non-recurring legal settlement costs, while Adjusted EBITDA for FullBeauty reflects adjustments for restructuring costs, acquisitions costs, and the accrual for estimated non-recurring legal settlement costs. We believe that providing Adjusted EBITA is useful to investors to evaluate the current performance of DXL and FullBeauty, on a combined basis, and is a key metric to measure profitability and economic productivity.

Basis of Presentation for Combined Financial Information

The combined financial information presented in this press release is for illustrative purposes only and is not intended to represent “pro forma” financial information as defined by and required by Article 11 of Regulation S-X. The combined results represent a simple arithmetic summation of the historical financial results of DXL and FullBeauty for the respective periods indicated, without giving effect to any purchase accounting adjustments, financing adjustments, or other transaction-related adjustments that would be required in a compliant pro forma presentation. Consequently, this combined information does not purport to represent what the actual results of operations or financial condition of the combined company would have been had the transaction occurred on the dates indicated, nor does it purport to project the results of operations or financial condition of the combined company for any future period or as of any future date. Investors are cautioned not to place undue reliance on these combined figures as a predictor of future performance.

Forward-Looking Statements

In addition to historical information, this document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which DXL and FullBeauty operate and beliefs of and assumptions made by DXL management and FullBeauty management, involve uncertainties that could significantly affect the financial results of DXL or FullBeauty or the combined company. Words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “seeks” and variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. With respect to any such forward-looking statements, DXL and FullBeauty each claim the protection provided for in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving DXL and FullBeauty, including future financial and operating results and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, integrating DXL and FullBeauty, and the expected timing for completing the merger — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the merger and the timing of the closing of the merger; the conditions to the completion of the merger, including the receipt of DXL stockholder approval for the merger; the ability to successfully integrate and scale our operations and employees; the ability and timing to realize anticipated benefits and synergies of the merger; the potential impact of the announcement, pendency or consummation of the merger on relationships, including with employees, customers, credit rating agencies, suppliers and competitors; the ability to retain key personnel; the challenging macroeconomic environment, including volatility and changes in global trade policies, and the ability of the combined company to mitigate potential tariff exposure and maintain supply; the ability to achieve performance targets; changes in financial markets, interest rates and foreign currency exchange rates; negative rating agency actions; the outcome of any legal proceedings that may be instituted against DXL or FullBeauty; the risk that any announcements relating to the merger could have adverse effects on the market price of the common stock of DXL; diversion of management’s attention from ongoing business operations and opportunities; and those additional risks and factors detailed in the Proxy Statement referenced below when available and other reports filed with the SEC by DXL from time to time, including those discussed under the heading “Risk Factors” in DXL’s most recently filed Annual Report on Form 10-K. These documents are available through our website or through the SEC’s Electronic Data Gathering and Analysis Retrieval (EDGAR) system at http://www.sec.gov. Neither DXL nor FullBeauty undertakes any duty to update any forward-looking statements contained herein, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information About the Merger and Where to Find It

In connection with the merger, DXL intends to file a proxy statement (the “Proxy Statement”), which will be distributed to the stockholders of DXL in connection with their votes on the issuance of DXL Common Stock in the merger. Investors and security holders are encouraged to read the Proxy Statement when it becomes available (and any other documents filed with the Securities and Exchange Commission (the “SEC”) in connection with the merger or incorporated by reference into the Proxy Statement) because such documents will contain important information regarding the merger and related matters. Investors and security holders will be able to obtain these documents, and any other documents DXL has filed with the SEC, free of charge at the SEC’s website, www.sec.gov, or by accessing DXL’s website at investor.dxl.com. In addition, documents filed with the SEC by DXL will be available free of charge by writing to DXL at 555 Turnpike Street, Canton, Massachusetts 02021, Attention: Corporate Secretary.

Participants in the Solicitation

DXL and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of DXL in connection with the merger. Information about DXL’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in DXL’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on June 30, 2025, including under the headings “Director Compensation,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Security Ownership of Management.” To the extent holdings of DXL common stock by the directors and executive officers of DXL have changed from the amounts of DXL common stock held by such persons as reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5, in each case filed with the SEC, including the Form 4s filed by each of the non-executive directors on August 6, 2025, the Form 4s filed by each of the executive officers on September 3, 2025 and the Form 4s filed by each of the non-executive directors on November 5, 2025.

FullBeauty and its chief executive officer may be deemed to be participants in the solicitation of proxies from the stockholders of DXL in connection with the Merger. Information about FullBeauty and its chief executive officer is available as Exhibit 99.9 to the Form 8-K filed on December 11, 2025.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement regarding the merger when it becomes available. Free copies of this document may be obtained as described above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

FullBeauty Brands Inc. Contact:
ICR, Inc.
FullBeauty@icrinc.com

Destination XL Group Investor Contact:
Investor.relations@dxlg.com
603-933-0541

Destination XL Group Media Contact:
Aaron Palash / Michael Reilly / Carly King

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449